EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1       Articles  of   Incorporation   of   Twentieth   Century   Capital
               Portfolios,  Inc.,  dated June 11,  1993  (filed as Exhibit 1a to
               Post-Effective  Amendment No. 5 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.a2       Articles  Supplementary of Twentieth Century Capital  Portfolios,
               Inc., dated April 24, 1995 (filed as Exhibit a2 to Post-Effective
               Amendment  No. 24 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 33-64872, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a3      Articles  Supplementary of Twentieth Century Capital  Portfolios,
               Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective
               Amendment No. 5 to the Registration Statement on Form N-1A of the
               Registrant,  File  No.  33-64872,  filed on July  31,  1996,  and incorporated herein by reference).

EX-99.a4       Articles  Supplementary of Twentieth Century Capital  Portfolios,
               Inc.,   dated   September   9,  1996  (filed  as  Exhibit  a3  to
               Post-Effective  Amendment No. 15 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 33-64872, filed on May 14,
               1999, and incorporated herein by reference).

EX-99.a5       Articles of Amendment of Twentieth  Century  Capital  Portfolios,
               Inc.,   dated   December   2,  1996  (filed  as  Exhibit  b1c  to
               Post-Effective  Amendment No. 7 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.a6       Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   December   2,  1996  (filed  as  Exhibit  b1d  to
               Post-Effective  Amendment No. 7 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.a7       Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   April  30,   1997   (filed  as  Exhibit   b1e  to
               Post-Effective  Amendment No. 8 to the Registration  Statement on
               Form N-1A of the Registrant,  File No. 33-64872, filed on May 21,
               1997, and incorporated herein by reference).

EX-99.a8       Certificate of Correction to Articles  Supplementary  of American
               Century Capital  Portfolios,  Inc.,  dated May 15, 1997 (filed as
               Exhibit b1f to Post-Effective Amendment No. 8 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on May 21, 1997, and incorporated herein by reference).

EX-99.a9       Articles of Merger merging RREEF  Securities  Fund, Inc. with and into American  Century Capital  Portfolios,  Inc., dated June 13,
               1997 (filed as Exhibit a8 to  Post-Effective  Amendment No. 15 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 33-64872,  filed on May 14, 1999, and incorporated  herein by reference).

EX-99.a10      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   December  18,  1997  (filed  as  Exhibit  b1g  to
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on February
               17, 1998, and incorporated herein by reference).

EX-99.a11      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated June 1, 1998 (filed as Exhibit b1h to  Post-Effective
               Amendment  No. 11 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on June 26, 1998, and incorporated herein by reference).

EX-99.a12      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   January   29,  1999  (filed  as  Exhibit  b1i  to
               Post-Effective  Amendment No. 14 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on December
               29, 1998, and incorporated herein by reference).

EX-99.a13      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   February  16,  1999  (filed  as  Exhibit  a12  to
               Post-Effective  Amendment No. 15 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 33-64872, filed on May 14,
               1999, and incorporated herein by reference).

EX-99.a14      Certificate of Correction to Articles  Supplementary  of American
               Century Capital  Portfolios,  Inc.,  dated May 12, 1999 (filed as
               Exhibit   a15  to   Post-Effective   Amendment   No.  24  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on October 10, 2002, and incorporated  herein by reference).

EX-99.a15      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated June 2, 1999 (filed as Exhibit a13 to  Post-Effective
               Amendment  No. 16 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 29, 1999, and incorporated herein by reference).

EX-99.a16      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated June 8, 2000 (filed as Exhibit a14 to  Post-Effective
               Amendment  No. 17 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 28, 2000, and incorporated herein by reference).

EX-99.a17      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated March 5, 2001 (filed as Exhibit a15 to Post-Effective
               Amendment  No. 20 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No. 33-64872,  filed on April 20, 2001, and incorporated herein by reference).

EX-99.a18      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated April 4, 2001 (filed as Exhibit a16 to Post-Effective
               Amendment  No. 20 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No. 33-64872,  filed on April 20, 2001, and incorporated herein by reference).

EX-99.a19      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated May 21, 2001 (filed as Exhibit a17 to  Post-Effective
               Amendment No.21 to the Registration Statement on Form N-1A of the
               Registrant,  File  No.  33-64872,  filed on July  30,  2001,  and incorporated herein by reference).

EX-99.a20      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   August  23,   2001   (filed  as  Exhibit  a18  to
               Post-Effective  Amendment No. 22 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 30,
               2002, and incorporated herein by reference).

EX-99.a21      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated March 6, 2002 (filed as Exhibit a19 to Post-Effective
               Amendment  No. 22 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 30, 2002, and incorporated herein by reference).

EX-99.a22      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated April 4, 2002 (filed as Exhibit a20 to Post-Effective
               Amendment  No. 22 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 30, 2002, and incorporated herein by reference).

EX-99.a23      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated June 14, 2002 (filed as Exhibit a21 to Post-Effective
               Amendment  No. 22 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 30, 2002, and incorporated herein by reference).

EX-99.a24      Certificate of Correction to Articles  Supplementary  of American
               Century Capital  Portfolios,  Inc., dated June 17, 2002 (filed as
               Exhibit   a22  to   Post-Effective   Amendment   No.  22  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on July 30,  2002,  and  incorporated  herein by reference).

EX-99.a25      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc., dated July 12, 2002 (filed as Exhibit a23 to Post-Effective
               Amendment  No. 22 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 30, 2002, and incorporated herein by reference).

EX-99.a26      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   August  6,  2003   (filed  as   Exhibit   a26  to
               Post-Effective  Amendment No. 28 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 33-64872,  filed on August
               28, 2003, and incorporated herein by reference).

EX-99.a27      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. (to be filed by amendment)

EX-99.b1       By-Laws (filed as Exhibit 2 to Post-Effective  Amendment No. 5 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 33-64872,  filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2       Amendment to the By-Laws (filed as Exhibit b2b to  Post-Effective
               Amendment No. 9 to the Registration Statement on Form N-1A of the
               Registrant,  File No.  33-64872,  filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1       Management Agreement with American Century Investment Management,
               Inc.,   dated   August  1,  1997   (filed  as   Exhibit   b5a  to
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on February
               17, 1998, and incorporated herein by reference).

EX-99.d2       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated  July 30,  1998  (filed  as
               Exhibit   b5c  to   Post-Effective   Amendment   No.  11  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on June 26,  1998,  and  incorporated  herein by reference).

EX-99.d3       Subadvisory  Agreement  between Barclays Global Fund Advisers and
               American Century Investment  Management,  Inc., dated January 29,
               1999 (filed as Exhibit b5d to Post-Effective  Amendment No. 14 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d4       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated  January 29, 1999 (filed as
               Exhibit   b5e  to   Post-Effective   Amendment   No.  14  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5       Amendment  to the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated  July 30,  1999  (filed  as
               Exhibit d6 to Post-Effective Amendment No. 16 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on July 29, 1999, and incorporated herein by reference).

EX-99.d6       Amendment No. 1 to the Management Agreement with American Century
               Investment  Management,  Inc.,  dated  January 1, 2000  (filed as
               Exhibit d7 to Post-Effective Amendment No. 17 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on July 28, 2000, and incorporated herein by reference).

EX-99.d7       Subadvisory  Agreement by and between  American  Century  Capital
               Portfolios,  Inc., American Century Investment  Management,  Inc.
               and J.P. Morgan Investment Management Inc., dated January 1, 2000
               (filed as Exhibit d2 to  Post-Effective  Amendment  No. 17 to the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on July 28,  2000,  and  incorporated  herein by reference).

EX-99.d8       Addendum  to  the  Management  Agreement  with  American  Century
               Investment Management,  Inc., dated May 1, 2001 (filed as Exhibit
               d8  to  Post-Effective  Amendment  No.  20  to  the  Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on April 20, 2001, and incorporated herein by reference).

EX-99.d9       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated September 3, 2002 (filed as
               Exhibit d9 to Post-Effective Amendment No. 24 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on October 10, 2002, and incorporated herein by reference).

EX-99.d10      Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated  August 29,  2003(filed  as
               Exhibit   d10  to   Post-Effective   Amendment   No.  28  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on August 28, 2003, and  incorporated  herein by reference).

EX-99.d11      Amendment No. 2 to the Management Agreement with American Century
               Investment Management, Inc., dated August 1, 2003.

EX-99.e1       Amended and Restated Distribution Agreement with American Century
               Investment  Services,  Inc.,  dated  September  3, 2002 (filed as
               Exhibit e1 to Post-Effective Amendment No. 35 to the Registration
               Statement on Form N-1A of American Century  Municipal Trust, File
               No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2       Amendment  No.  1  to  the  Amended  and  Restated   Distribution
               Agreement with American Century Investment Services,  Inc., dated
               December  31,  2002  (filed  as  Exhibit  e2  to   Post-Effective
               Amendment  No. 4 to the  Registration  Statement  on Form N-1A of
               American   Century   Variable   Portfolios  II,  Inc.,  File  No.
               333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3       Amendment  No.  2  to  the  Amended  and  Restated   Distribution
               Agreement with American Century Investment Services,  Inc., dated
               August 29, 2003 (filed as Exhibit e3 to Post-Effective  Amendment
               No. 17 to the  Registration  Statement  on Form N-1A of  American
               Century  Strategic Asset  Allocations,  Inc., File No.  33-79482,
               filed on August 28, 2003, and incorporated herein by reference).

EX-99.g1       Master Agreement with Commerce Bank, N.A., dated January 22, 1997
               (filed as Exhibit b8e to  Post-Effective  Amendment No. 76 to the
               Registration  Statement on Form N-1A of American  Century  Mutual
               Funds,  Inc., File No.  2-14213,  filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2       Global Custody  Agreement with The Chase  Manhattan  Bank,  dated
               August 9, 1996 (filed as Exhibit b8 to  Post-Effective  Amendment
               No. 31 to the  Registration  Statement  on Form N-1A of  American
               Century  Government  Income  Trust,  File No.  2-99222,  filed on
               February 7, 1997, and incorporated herein by reference).

EX-99.g3       Amendment to Global Custody  Agreement  with The Chase  Manhattan
               Bank,   dated   December   9,  2000   (filed  as  Exhibit  g2  to
               Pre-Effective  Amendment No. 2 to the  Registration  Statement on
               Form N-1A of American Century Variable  Portfolios II, Inc., File
               No. 333-46922,  filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1       Transfer Agency Agreement with Twentieth Century Services,  Inc., dated as of August 1, 1993 (filed as Exhibit 9 to  Post-Effective
               Amendment No. 5 to the Registration Statement on Form N-1A of the
               Registrant,  File  No.  33-64872,  filed on July  31,  1996,  and incorporated herein by reference).

EX-99.h2       Credit Agreement with J.P. Morgan Chase, as Administrative Agent,
               dated  as  of   December   17,  2003  (filed  as  Exhibit  h9  to
               Post-Effective  Amendment No. 36 to the Registration Statement on
               Form N-1A of American Century  California  Tax-Free and Municipal
               Funds,  File  No.  2-82734,  filed  on  December  30,  2003,  and incorporated herein by reference).

EX-99.h3       Customer Identification Program Reliance Agreement, dated October
               1, 2003 (filed as Exhibit h10 to Post-Effective  Amendment No. 40 to the  Registration  Statement on Form N-1A of American  Century
               Municipal Trust,  File No. 2-91229,  filed on September 30, 2003, and incorporated herein by reference).

EX-99.i        Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1       Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2      Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j2 to Post-Effective  Amendment No. 99 to the Registration Statement
               on Form N-1A of American  Century  Mutual Funds,  Inc.,  File No.
               2-14213,  filed on December 17, 2002, and incorporated  herein by reference).

EX-99.j3       Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j3 to Post-Effective Amendment No. 103 to the Registration Statement
               on Form N-1A of American  Century  Mutual Funds,  Inc.,  File No.
               2-14213,  filed on December 1, 2003, and  incorporated  herein by reference).

EX-99.j4       Secretary's  Certificate,  dated  November  25,  2002  (filed  as
               Exhibit j3 to Post-Effective Amendment No. 99 to the Registration
               Statement on Form N-1A of American  Century  Mutual Funds,  Inc.,
               File No.  2-14213,  filed on December 17, 2002, and  incorporated herein by reference).

EX-99.m1       Master  Distribution  and  Shareholder   Services  Plan  (Advisor
               Class),  dated  September  3,  1996  (filed  as  Exhibit  b15a to
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on February
               17, 1998, and incorporated herein by reference).

EX-99.m2       Amendment  No.  1 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated June 13,  1997 (filed as
               Exhibit  b15b  to   Post-Effective   Amendment   No.  77  to  the
               Registration  Statement on Form N-1A of American  Century  Mutual
               Funds,  Inc.,  File No.  2-14213,  filed on July  17,  1997,  and incorporated herein by reference).

EX-99.m3       Amendment  No.  2 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class), dated September 30, 1997 (filed as
               Exhibit  b15c  to   Post-Effective   Amendment   No.  78  to  the
               Registration  Statement on Form N-1A of American  Century  Mutual
               Funds,  Inc., File No.  2-14213,  filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4       Amendment  No.  3 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated June 30,  1998 (filed as
               Exhibit  b15e  to   Post-Effective   Amendment   No.  11  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on June 26,  1998,  and  incorporated  herein by reference).

EX-99.m5       Amendment  No.  4 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated November 13, 1998 (filed as
               Exhibit  b15e  to   Post-Effective   Amendment   No.  12  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual  Funds,  Inc.,  File No.  33-39242,  filed on November 13,
               1998, and incorporated herein by reference).

EX-99.m6       Amendment  No.  5 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated February 16, 1999 (filed as
               Exhibit m6 to Post-Effective Amendment No. 83 to the Registration
               Statement on Form N-1A of American  Century  Mutual Funds,  Inc.,
               File No.  2-14213,  filed on February 26, 1999, and  incorporated herein by reference).

EX-99.m7       Amendment  No.  6 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated July 30,  1999 (filed as
               Exhibit m7 to Post-Effective Amendment No. 16 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8       Amendment  No.  7 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated November 19, 1999 (filed as
               Exhibit m8 to Post-Effective Amendment No. 87 to the Registration
               Statement on Form N-1A of American  Century  Mutual Funds,  Inc.,
               File No.  2-14213,  filed on November 29, 1999, and  incorporated herein by reference).

EX-99.m9       Amendment  No.  8 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated  June 1, 2000  (filed as
               Exhibit m9 to Post-Effective Amendment No. 19 to the Registration
               Statement on Form N-1A of American  Century  World Mutual  Funds,
               Inc., File No. 33-39242,  filed on May 24, 2000, and incorporated herein by reference).

EX-99.m10      Amendment  No.  9 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated April 30, 2001 (filed as
               Exhibit   m10  to   Post-Effective   Amendment   No.  24  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual Funds,  Inc., File No. 33-39242,  filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11      Amendment  No.  10 to the  Master  Distribution  and  Shareholder
               Services Plan (Advisor  Class),  dated December 3, 2001 (filed as
               Exhibit   m11  to   Post-Effective   Amendment   No.  94  to  the
               Registration  Statement on Form N-1A of American  Century  Mutual
               Funds,  Inc., File No.  2-14213,  filed on December 13, 2001, and incorporated herein by reference).

EX-99.m12      Amendment  No.  11 to the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated September 3, 2002 (filed as
               Exhibit   m12  to   Post-Effective   Amendment   No.  26  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual Funds, Inc., File No. 33-39242,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13      Master Distribution and Individual  Shareholder  Services Plan (C
               Class),   dated   March  1,  2001   (filed  as  Exhibit   m11  to
               Post-Effective  Amendment No. 24 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds,  Inc., File No.
               33-39242,  filed on April 19, 2001,  and  incorporated  herein by reference).

EX-99.m14      Amendment No. 1 to Master Distribution and Individual Shareholder
               Services  Plan (C Class),  dated April 30, 2001 (filed as Exhibit
               m12  to  Post-Effective  Amendment  No.  24 to  the  Registration
               Statement on Form N-1A of American  Century  World Mutual  Funds,
               Inc.,   File  No.   33-39242,   filed  on  April  19,  2001,  and
               incorporated herein by reference).

EX-99.m15      Amendment No. 2 to Master Distribution and Individual Shareholder
               Services  Plan (C  Class),  dated  September  3,  2002  (filed as
               Exhibit   m15  to   Post-Effective   Amendment   No.  26  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual Funds, Inc., File No. 33-39242,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m16      Master Distribution and Individual  Shareholder  Services Plan (A
               Class),   dated  September  3,  2002  (filed  as  Exhibit  m6  to
               Post-Effective  Amendment No. 34 to the Registration Statement on
               Form N-1A of American Century  California  Tax-Free and Municipal
               Funds,   File  No.  2-82734,   filed  on  October  1,  2002,  and
               incorporated herein by reference).

EX-99.m17      Master Distribution and Individual  Shareholder  Services Plan (B
               Class),   dated  September  3,  2002  (filed  as  Exhibit  m7  to
               Post-Effective  Amendment No. 34 to the Registration Statement on
               Form N-1A of American Century  California  Tax-Free and Municipal
               Funds,   File  No.  2-82734,   filed  on  October  1,  2002,  and
               incorporated herein by reference).

EX-99.m18      Master Distribution and Individual  Shareholder  Services Plan (R
               Class),   dated   August  29,  2003  (filed  as  Exhibit  m16  to
               Post-Effective  Amendment No. 17 to the Registration Statement on
               Form N-1A of American Century Strategic Asset Allocations,  Inc.,
               File No.  33-79482,  filed on August 28, 2003,  and  incorporated herein by reference).

EX-99.n1       Amended and Restated Multiple Class Plan, dated September 3, 2002
               (filed as  Exhibit n to  Post-Effective  Amendment  No. 35 to the
               Registration   Statement   on  Form  N-1A  of  American   Century
               California Tax-Free and Municipal Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2       Amendment No. 1 to the Amended and Restated  Multiple Class Plan,
               dated  December  31, 2002 (filed as Exhibit n2 to  Post-Effective
               Amendment  No. 39 to the  Registration  Statement on Form N-1A of
               American  Century  Municipal  Trust,  File No. 2-91229,  filed on
               December 23, 2002, and incorporated herein by reference).

EX-99.n3       Amendment No. 2 to the Amended and Restated  Multiple Class Plan,
               dated  August 29,  2003  (filed as  Exhibit n3 to  Post-Effective
               Amendment  No. 17 to the  Registration  Statement on Form N-1A of
               American  Century  Strategic  Asset  Allocations,  Inc., File No.
               33-79482,  filed on August 28, 2003, and  incorporated  herein by reference).

EX-99.p1       American  Century  Investments Code of Ethics (filed as Exhibit p to Post-Effective  Amendment No. 35 to the Registration Statement
               on  Form  N-1A  of  American  Century  California   Tax-Free  and
               Municipal  Funds,  File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.p2       Barclays  Code of Ethics  (filed as Exhibit p2 to  Post-Effective
               Amendment  No. 30 to the  Registration  Statement on Form N-1A of
               American  Century Variable  Portfolios,  Inc., File No. 33-14567,
               filed on April 12, 2001, and incorporated herein by reference).

EX-99.p3       J.P. Morgan Investment Management,  Inc. Code of Ethics (filed as
               Exhibit p3 to Post-Effective Amendment No. 20 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on April 20, 2001, and incorporated herein by reference).